UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 24, 2007

Meade Instruments Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22183	95-2988062
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6001 Oak Canyon, Irvine, California		92618-5200
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949 451-1450

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On May 24, 2007, Meade Instruments Corp. (the "Company") issued a press release announcing its operating results for the quarterly period and fiscal year ended February 28, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On May 24, 2007, the Company made a management presentation at its Q4 and Fiscal Year ended February 28, 2007 investor conference call. A copy of this management presentation is attached hereto as Exhibit 99.2. In addition, an audio replay of the conference call is available from May 24, 2007 through May 31, 2007 by dialing 1-888-203-1112 (international callers should dial 1-719-457-0820) and entering the passcode 3674224 or through the Company’s website at www.meade.com.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

The exhibits to this Current Report are listed in the Exhibit Index set forth elsewhere herein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Meade Instruments Corp.

May 24, 2007	By:	Paul E. Ross

Name: Paul E. Ross
Title: Senior Vice President - Finance & CFO

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated May 24, 2007.
99.2	Management Presentation from the Meade Instruments Corp. Q4 and Fiscal Year ended February 28, 2007 Investor Conference Call.